Fees Summary	Dec. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,828,571.48
Previously Paid Amount	0.00
Total Fee Amount	390.63
Total Offset Amount	0.00
Net Fee	$ 390.63